UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12



                       THE INTERGROUP CORPORATION
               ----------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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    (2) Aggregate number of securities to which transaction applies:
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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

                          THE INTERGROUP CORPORATION
                        10940 WILSHIRE BLVD., Suite 2150
                          LOS ANGELES, CALIFORNIA 90024
                                (310) 889-2500
                              ___________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FEBRUARY 23, 2011

To the Shareholders of The InterGroup Corporation:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation ("InterGroup" or the "Company") for the fiscal year ended June 30, 2010, will be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on February 23, 2011 at 2:30 P.M. for the following purposes:

    (1) To elect two Class B Directors to serve until the fiscal 2013 Annual Meeting and until his or her successor shall have been duly elected and qualified;

    (2) To ratify the retention of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011;

    (3) To approve, in a non-binding vote, the compensation of our named executive officers;

    (4) To determine, in a non-binding vote, whether a shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years; and

    (5) To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

    The Board of Directors has fixed the close of business on January 11, 2011 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

    The Company's Annual Report for the fiscal year ended June 30, 2010 accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Gary N. Jacobs

                                          Gary N. Jacobs
                                          Secretary
                                          Los Angeles, California
January 21, 2011


YOUR PROXY IS IMPORTANT WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE PROVIDED. RETURN THE PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY ALWAYS REVOKE YOUR PROXY AND VOTE IN PERSON.

-------------------------------------------------------------------------------
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on February 23, 2011. The Company's Proxy Statement and Annual Report for the fiscal year ended June 30, 2010 are also available on the Company's website at: www.intergroupcorporation.com.

                          THE INTERGROUP CORPORATION
                       10940 WILSHIRE BLVD., SUITE 2150
                         LOS ANGELES, CALIFORNIA 90024
                                (310) 889-2500

                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 23, 2011


The Board of Directors of The InterGroup Corporation ("InterGroup" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with its fiscal 2010 Annual Meeting of Shareholders to be held on February 23, 2011 or at any adjournments thereof. Only shareholders of record at the close of business on January 11, 2011 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on January 11, 2011. As of January 11, 2011, there were outstanding 2,424,164 shares of common stock, par value $.01 per share (the "Common Stock"). Of the total 2,424,164 shares outstanding, a majority, or 1,212,083 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors, ratify the selection of the Company's independent registered public accounting firm, and approve the other matters submitted for a non-binding vote.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) FOR the election of the Board nominees for Class B Directors for a three-year term expiring at the fiscal 2013 Annual Meeting of Shareholders; (2) FOR ratification of the appointment of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011; (3) FOR approval of the compensation of executive officers; and (4) FOR 3 Years as the period of time that non-binding shareholder votes should occur to approve compensation of executive officers.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 26, 2011. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 Proposal No. 1

                         ELECTION OF CLASS B DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members. The exact number of Directors is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one or more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class B Directors expire at the fiscal 2010 Annual Meeting to be held on February 23, 2011. The Board has proposed Gary N. Jacobs and William J. Nance as Class B Directors to serve until the fiscal 2013 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as directors if elected. However, if the nominees should be unable, or decline to serve, it is intended that the proxies will be voted for such other persons as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the persons named therein will vote FOR the election of these nominees. Election requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.


                    DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

                         Position with
    Name                  the Company         Age      Term to Expire
------------------     ------------------     ---     -----------------
Class A Directors:

John V. Winfield      Chairman of the Board;   64    Fiscal 2012 Annual Meeting
(1)(4)(6)(7)          President and Chief
                      Executive Officer
Josef A. Grunwald
(2)(3)(7)             Director and Vice        62    Fiscal 2012 Annual Meeting
                      Chairman of the Board

Class B Directors:

Gary N. Jacobs
(1)(2)(6)(7)          Secretary; Director      65   Fiscal 2010 Annual Meeting

William J. Nance (1)
(2)(3)(4)(6)(7)       Director                 66   Fiscal 2010 Annual Meeting

Class C Director:

John C. Love          Director                 70   Fiscal 2011 Annual Meeting
(3)(4)(5)

Other Executive
Officers:

David C. Gonzalez     Vice President           43      N/A
                      Real Estate

David T. Nguyen       Treasurer and            37      N/A
                      Controller

Michael G. Zybala     Assistant Secretary      58      N/A
                      And Counsel
------------------

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7)  Member of the Special Strategic Options Committee


Business Experience:

 The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of the Company's subsidiaries, Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth"), both public companies. Mr. Winfield's extensive experience as an entrepreneur and investor, as well as his managerial and leadership experience from serving as a chief executive officer and director of public companies, led to the Board's conclusion that he should serve as a director of the Company.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987 and named Vice Chairman on January 30, 2002. Mr. Grunwald is also a Director of Portsmouth. Mr. Grunwald's extensive experience in business and finance in the real estate industry, his experience in hotel management, as well as his experience as an entrepreneur and manager of his own companies, led to the Board's conclusion that he should serve as a director of the Company.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance was first elected to the Board in 1984. He served as the Company's Chief Financial Officer from 1987 to 1990 and as Treasurer from 1987 to June 2002. Mr. Nance is also a Director of Santa Fe and Portsmouth. Mr. Nance also serves as a director and Chairman of the Board of Comstock Mining, Inc. (formerly Goldspring, Inc.), a public company. Mr. Nance's extensive experience as a CPA and in numerous phases of the real estate industry, his business and management experience gained in running his own businesses, his service as a director and audit committee member for other public companies and his knowledge and understanding of finance and financial reporting, led to the Board's conclusion that he should serve as a director of the Company.

Gary N. Jacobs -- Mr. Jacobs is an attorney at law and a partner in the law firm of Glaser, Weil, Fink, Jacobs Howard & Shapiro, LLP. He was appointed to the Board and as Secretary of the Company in 1998. Mr. Jacobs also served as a Director and General Counsel of MGM MIRAGE (NYSE: MGM) from 2000, as Secretary of MGM MIRAGE from 2002 and as Executive Vice President from 2000 to August 2009, when he became President Corporate Strategy. Mr. Jacobs retired from all of his positions with MGM MIRAGE effective, December 15, 2009. Mr. Jacob's extensive experience as an attorney and as an executive officer and director of a large public company, and his knowledge and understanding of business transactions, finance, public company reporting and corporate governance, led to the Board's conclusion that he should serve as a director of the Company.

John C. Love -- Mr. Love was appointed to the Board in 1998. Mr. Love is an international hospitality and tourism consultant. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster and, for the last 30 years, a lecturer in hospitality industry management control systems and competition & strategy at Golden Gate University and San Francisco State University. He is Chairman Emeritus of the Board of Trustees of Golden Gate University and the Executive Secretary of the Hotel and Restaurant Foundation. Mr. Love is also a Director of Santa Fe and Portsmouth. Mr. Love's extensive experience as a CPA and in the hospitality industry, including teaching at the university level for the last 30 years in management control systems, and his knowledge and understanding of finance and financial reporting, led to the Board's conclusion that he should serve as a director of the Company.


David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 22 years, Mr. Gonzalez has served in numerous capacities with the Company, including Controller and Director of Real Estate.

David T. Nguyen -- Mr. Nguyen was appointed as Treasurer of the Company on February 26, 2003. Mr. Nguyen also serves as Treasurer of Santa Fe and Portsmouth, having been appointed to those positions on February 27, 2003. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen served as the Company's Controller from 1999 to 2001 and from 2003 to the present.

Michael G. Zybala -- Mr. Zybala is an attorney at law and has served as Assistant Secretary and legal counsel of the Company since January 1999. Mr. Zybala is also the Vice President and Secretary of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978.


Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.


                     BOARD AND COMMITTEE INFORMATION

InterGroup is a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC"). The Company's common stock is listed on the Capital Market tier of the NASDAQ Stock Market LLC ("NASDAQ").

The Board of Directors of InterGroup currently consists of five members. With the exception of the Company's President and CEO, John V. Winfield, all of InterGroup's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Board of Directors held four meetings during the 2010 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2010 Fiscal Year. The independent directors also meet in executive session at least two times per year.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company's directors, with the exception of Director Jacobs, attended the fiscal 2009 annual meeting of shareholders.

Committees:

The Company has an Executive Committee that meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held two meetings (in person, telephonically or by written consent) during the 2010 Fiscal Year.

The Company's Administrative and Compensation Committee (the "Compensation Committee") is comprised of three "independent" members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. Mr. Nance serves as Chairman of the Compensation Committee. The Company has not established a charter for the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the Company's Chief Executive Officer and other executive officers, including equity or performance based compensation and plans. The Compensation Committee seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Compensation Committee may also make recommendations to the Board of Directors as to the amount and form of director compensation. The Compensation Committee has not engaged any compensation consultants in determining the amount or form of executive or director compensation, but does review and monitor published compensation surveys and studies. The Compensation Committee may delegate to the Company's Chief Executive Officer the authority determine the compensation of certain executive officers. The Compensation Committee held two meetings (in person, telephonically or by written consent) during the 2010 Fiscal Year. The Compensation Committee also oversees the Company's 2007 Stock Compensation Plan for Non-Employee Directors (the "2007 Stock Plan"), the Company's 2008 Restricted Stock Unit Plan (the "2008 RSU Plan") and the Company's 2010 Omnibus Employee Incentive Plan (the "2010 Incentive Plan").

The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This Committee held four meetings (in person, telephonically or by written consent) during the 2010 Fiscal Year. The Real Estate Investment Committee reviews and considers potential acquisitions, dispositions, and financings of properties.

The Company's Nominating Committee is comprised of two "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Company has not established a charter for the Nominating Committee and the Committee has no policy with regard to consideration of any director candidates recommended by security holders. As a Smaller Reporting Company whose directors own in excess of sixty eight percent of the voting shares of the Company, InterGroup has not deemed it appropriate to institute such a policy. There have not been any material changes to the procedures by which security holders may recommend nominees to the Company's board of directors during the last fiscal year. Mr. Love is the Chairman of the Nominating Committee. The Committee held one meeting during the 2010 Fiscal Year.

The Company's Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Committee's Chairman is Mr. Winfield. This committee held three meetings (in person, telephonically or by written consent) during the 2010 Fiscal Year.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no formal meetings during the 2010 Fiscal Year, but its members consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Company is a Smaller Reporting Company under SEC rules. The Company's Audit Committee is currently comprised of three members: Directors Nance (Chairperson), Grunwald and Love, each of who meet the independence requirements of the SEC and NASDAQ as modified or supplemented from time to time. Directors Nance and Love also meet the Audit Committee Financial Expert requirement as defined by the SEC and NASDAQ. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the financial reporting process, the annual independent audit of the Company's financial statements, reviewing the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee is also responsible for the selection and retention of the Company's independent registered public accounting firm. The Audit Committee held five meetings during the 2010 Fiscal Year.

The Company's Board of Directors has adopted a written charter for the Audit Committee, which is reviewed on an annual basis. A copy of that written charter, as amended, is attached as Appendix A to this proxy statement.


                        EXECUTIVE COMPENSATION


Executive Officers Compensation

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company's principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company and its subsidiaries for each of the Company's last two completed fiscal years ended June 30, 2010 and June 30, 2009. There was no non-equity incentive plan compensation or nonqualified deferred compensation earnings. There are currently no employment contracts with the executive officers.

                         SUMMARY COMPENSATION TABLE

Name and Principal        Fiscal                        Stock          Option      All Other
Position                   Year     Salary     Bonus    Awards         Awards     Compensation     Total
-----------------------    ----   ----------   -----   ---------     ----------   ------------   ----------
John V. Winfield           2010   $522,000(1)  $   -   $450,681(2)   $294,292(3)   $172,000(4)   $1,438,973
Chairman, President and    2009   $522,000(1)  $   -   $      -             -      $166,000(4)   $  688,000
Chief Executive Officer

David C. Gonzalez          2010   $180,000     $   -   $      -      $ 14,708(5)    $     -      $  194,708
Vice President             2009   $180,000     $   -   $      -      $      -       $     -      $  180,000
Real Estate

David T. Nguyen            2010   $180,000(6)  $   -   $      -      $      -       $     -      $  180,000
Treasurer and              2009   $180,000(6)  $   -   $      -      $      -       $     -      $  180,000
Controller

Michael G. Zybala          2010   $155,000(7)  $   -   $      -      $      -       $     -      $  155,000
Asst. Secretary            2009   $138,000(7)  $   -   $      -      $      -       $     -      $  138,000
and Counsel
-----------------------

(1) Mr. Winfield also serves as President and Chairman of the Board of the Company's subsidiary, Santa Fe, and Santa Fe's subsidiary, Portsmouth. Mr. Winfield received a salary from Santa Fe and Portsmouth in the aggregate amount of $255,000 from those entities for each of fiscal years 2010 and 2009, as well as director's fees totaling $12,000 for each year. Those amounts are included in this item.

(2) Dollar amount reflects the fair market value of 54,628 shares of common stock issued to Mr. Winfield upon the vesting of 54,628 Restricted Stock Units ("RSUs") on September 10, 2009 as determined by reference to the closing price of the Company's common stock as reported on the NASDAQ Capital Market on the vesting date. The RSUs were issued pursuant to the Company's 2008 RSU Plan. On December 21, 2008, Mr. Winfield surrendered to the Company 225,000 fully vested stock options in exchange for 84,628 RSUs pursuant to an exchange offer made by the Compensation Committee as authorized by 2008 RSU Plan. Each RSU represents a promise to deliver, in the future, one share of Common Stock, subject to certain vesting requirements and other restrictions. The number of RSUs to be issued under the exchange offer was determined by multiplying the number of options that were surrendered by the difference between the exercise price of the options surrendered ($7.917) and the closing price of the Company's common stock on December 19, 2008 of $12.69, with that product divided by the closing price of the common stock on December 19, 2008. Since the value of the RSUs issued equaled the value of the options surrendered, no dollar compensation amount was recognized for fiscal 2009. The RSUs are taxable as ordinary income to Mr. Winfield upon vesting and issuance of the shares of Common Stock. Mr. Winfield's remaining RSUs vest, and the shares of common stock are issuable, as follow: September 10, 2010 - 15,000; and September 10, 2011 - 15,000 shares.

(3) Dollar amount reflects aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 100,000 stock options granted to Mr. Winfield on March 16, 2010 pursuant to the Company's 2010 Incentive Plan. The options expire 10 years from the date of grant and have an exercise price of $10.30 per share, which was 100% of the fair market value of the Company's common stock as determined by reference to the closing price as reported on the NASDAQ Capital Market on March 16, 2010, the date of grant. The options are subject to both time and performance based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 20,000 options vesting upon each one year anniversary of the date of grant. Pursuant to the performance vesting requirements, the options vest in increments of 20,000 shares upon each increase of $2.00 or more in the market price of the Company's common stock above the exercise price ($10.30) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter.

(4) Amounts include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $30,000 and $29,000 during fiscal years 2010 and 2009, respectively. The amount of compensation related to the assistant was approximately $57,000 and $52,000 for fiscal years 2010 and 2009, respectively. During fiscal 2010 and 2009, the Company and its subsidiaries also paid annual premiums in the total amount of $85,000 for split dollar whole life insurance policies owned by, and the beneficiary of which are, a trust for the benefit of Mr. Winfield's family. Of the $85,000 in premiums paid each year, Santa Fe and Portsmouth paid $43,000 of that amount. The Company has a secured right to receive, from any proceeds of the policies, reimbursement of all premiums paid prior to any payment to the beneficiary.

(5) Dollar amount reflects aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of 5,000 stock options granted to Mr. Gonzalez on March 16, 2010 pursuant to the Company's 2010 Incentive Plan. The options expire 10 years from the date of grant and have an exercise price of $10.30 per share. The options vest as follow: 2,500 options vest on March 16, 2011; and 2,500 options vest on March 16, 2012.

(6) Mr. Nguyen's salary is allocated approximately 50% to the Company and 50% to Santa Fe and Portsmouth.

(7) For fiscal 2010 and 2009, respectively, these amounts include $105,000 and $94,800 in salary allocated to and paid by Portsmouth and $18,750 and $16,200 in salary allocated to Santa Fe.


Compensation Committee and Executive Compensation

The Company's Administrative and Compensation Committee (the "Compensation Committee") is comprised of three "independent" members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. Mr. Nance serves as Chairman of the Compensation Committee. The Company has not established a charter for the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the Company's Chief Executive Officer and other executive officers, including equity or performance based compensation and plans. The Compensation Committee seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Compensation Committee may also make recommendations to the Board of Directors as to the amount and form of director compensation. The Compensation Committee has not engaged any compensation consultants in determining the amount or form of executive of director compensation, but does review and monitor published compensation surveys and studies. The Compensation Committee may delegate to the Company's Chief Executive Officer the authority to determine the compensation of certain executive officers. The Compensation Committee also oversees the Company's 2007 Stock Plan, the 2008 RSU Plan and the 2010 Incentive Plan.

On July 18, 2003, the disinterested members of the respective Boards of Directors of the Company's subsidiary, Santa Fe and Santa Fe's subsidiary, Portsmouth, established a performance based compensation program for the Company's CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the securities portfolios of those companies. On January 12, 2004, the disinterested members of the Securities Investment Committee of InterGroup also established a performance based compensation program for Mr. Winfield, which was ratified by the Board of Directors. The Company's previous experience and results with outside money managers was not acceptable.
Pursuant to the criteria established the Board of Directors, Mr. Winfield is entitled to performance compensation for his management of the securities portfolios of the Company and its subsidiaries equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published by the Wall Street Journal) plus 2%. Compensation amounts are earned, calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the companies have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be modified or terminated at the discretion of the respective Boards of Directors. No performance based compensation was earned or paid for fiscal years ended June 30, 2010 or 2009.


       Outstanding Equity Awards as of Fiscal Year Ended June 30, 2010

The following table sets forth information concerning option awards and stock awards for each named executive officer that were outstanding as of the end of the Company's last competed fiscal year ended June 30, 2010. There were no other equity incentive plan awards that were outstanding.

                                    OPTION AWARDS                             STOCK AWARDS
                   --------------------------------------------------    ------------------------
                   Number of      Number of                               Number of  Market value
                   securities    securities                               shares or  of shares or
                   underlying    underlying                                units of    units of
                   unexercised   unexercised     Option      Option       stock that  stock that
                   options(#)     options(#)     exercise   expiration     have not    have not
  Name             exercisable   unexercisable   price($)     date         vested     vested(3)
--------           -----------   -------------   --------   ----------    ----------   ----------

John V. Winfield          -       100,000(1)      $10.30     3/15/2020     30,000(2)   $  457,800

David C. Gonzalez    15,000             -         $13.17     1/30/2011         -               -
David C. Gonzalez                   5,000(4)      $10.30     3/15/2020         -               -
-----------------

(1) Stock options issued to Mr. Winfield pursuant to the Company's 2010 Incentive Plan are subject to both time and performance based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 20,000 options vesting upon each one year anniversary of the date of grant Pursuant to the performance vesting requirements, the options vest in increments of 20,000 shares upon each increase of $2.00 or more in the market price of the Company's common stock above the exercise price ($10.30) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter.

(2) On December 21, 2008, Mr. Winfield surrendered to the Company 225,000 fully vested stock options in exchange for 84,628 Restricted Stock Units ("RSUs") pursuant to an exchange offer made by the Compensation Committee as authorized by the Company's 2008 RSU Plan. On September 10, 2009, 54,628 of those RSUs vested and Mr. Winfield was issued 54,628 shares of common stock. The balance of the RSUs vest, and the shares of Common Stock are issuable as follow:
September 10, 2010 - 15,000 shares; and September 10, 2011 - 15,000 shares.

(3) Market value was calculated based on the closing price of the Company's Common Stock on June 30, 2010 of $15.26 per share as reported on the NASDAQ Capital Market.

(4) Mr. Gonzalez's options vest as follow: 2,500 options vest on March 16, 2011; and 2,500 options vest on March 16, 2012.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. Since InterGroup, Santa Fe and Portsmouth are each public companies, the $1,000,000 limitation applies separately to the compensation paid by each entity. Stock option expenses are also amortized over a several years. For fiscal years 2010 and 2009, no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.


                         EQUITY COMPENSATION PLANS

The Company currently has three equity compensation plans, each of which has been approved by the Company's stockholders. The Company's 1998 Stock Option Plan for Selected Key Officers, Employees and Consultants (the "Key Employee Plan") expired on December 8, 2008 and no options under the Key Employee Plan were granted in fiscal 2009. The Key Employee Plan was replaced by The InterGroup Corporation 2008 Restricted Stock Unit Plan (the "2008 RSU Plan"), described below. The Company's 1998 Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan") was terminated upon shareholder approval, and Board adoption, of The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors (the "2007 Stock Plan"), described below, since all options authorized to be issued under the Non-Employee Director Plan were exhausted in fiscal 2006. Any outstanding options issued under the Key Employee Plan or the Non-Employee Director Plan remain effective in accordance with their terms.

The purpose of the Company's equity compensation plans is to provide a means whereby officers, directors and key employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of these plans is to provide a means through which the Company may attract able individuals to become employees or serve as directors of the Company and to provide a means for such individuals to acquire and maintain stock ownership in the Company, thereby strengthening their concern for the welfare of the Company.


The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee
Directors

The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors (the "2007 Stock Plan") was approved by the shareholders of the Company on February 21, 2007, and was thereafter adopted by the Board of Directors. The 2007 Plan will terminate upon the earlier of the date all shares reserved for issuance have been awarded or February 21, 2017, if not sooner terminated by the Board upon recommendation by the Compensation Committee. The stock to be available for issuance under the 2007 Stock Plan shall be unrestricted shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, a maximum of 60,000 shares of the Common Stock will be available for issuance to participants under the 2007 Stock Plan.

All non-employee directors are eligible to participate in the 2007 Stock Plan. Each non-employee director as of the adoption date of the 2007 Stock Plan was granted an award of 600 unrestricted shares of the Company's Common Stock. On each July 1 following the adoption date of the 2007 Stock Plan, each non-employee director shall receive an automatic grant of a number of shares of Company's Common Stock equal in value to $18,000 based on 100% of the fair market value (as defined) of the Common Stock on the date of grant, provided he or she holds such position on that date and the number of shares of Common Stock available for grant under the 2007 Stock Plan is sufficient to permit such automatic grant. Any fractional shares resulting from such grant will be rounded up to next highest whole share. All stock awards to non-employee directors will be fully vested on the date of grant. The dollar amount of the annual grant is subject to further adjustment by the Board of Directors upon recommendation by the Compensation Committee.

The stock awards granted under the 2007 Stock Plan are shares of unrestricted Common Stock and are fully vested on the date of grant. The right of the non-employee director to receive his or her annual grant of Common is personal to the director and is not transferable. Once received, shares of Common Stock awarded to the non-employee director are freely transferable subject to any requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On June 28, 2007, Company filed a registration statement on Form S-8 to register the shares subject to the 2007 Stock Plan and the Company's two prior stock option plans under the Securities Act of 1933, as amended (the "Securities Act").

Upon recommendation of the Compensation Committee, the Board may, at any time and from time to time and in any respect, amend or modify the 2007 Stock Plan. The Board must obtain stockholder approval of any material amendment to the 2007 Stock Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the 2007 Stock Plan or any award agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the 2007 Stock Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

For the fiscal year ended June 30, 2010, the four non-employee directors of the Company, Josef A. Grunwald, Gary N. Jacobs, John C. Love and William J. Nance, each received a grant of 1,501 shares of Common Stock pursuant to the 2007 Stock Plan.


The InterGroup Corporation 2008 Restricted Stock Unit Plan

On December 3, 2008, the Board of Directors adopted, subject to shareholder approval, a new equity compensation plan for its officers, directors and key employees entitled, The InterGroup Corporation 2008 Restricted Stock Unit Plan (the "2008 RSU Plan"). The 2008 RSU Plan was approved and ratified by the shareholders on February 18, 2009.

The 2008 RSU Plan authorizes the Company to issue restricted stock units ("RSUs") as equity compensation to officers, directors and key employees of the Company on such terms and conditions established by the Compensation Committee of the Company. RSUs are not actual shares of the Company's common stock, but rather promises to deliver common stock in the future, subject to certain vesting requirements and other restrictions as may be determined by the Committee. Holders of RSUs have no voting rights with respect to the underlying shares of common stock and holders are not entitled to receive any dividends until the RSUs vest and the shares are delivered. No awards of RSUs shall vest until at least six months after shareholder approval of the Plan. Subject to certain adjustments upon changes in capitalization, a maximum of 200,000 shares of the common stock are available for issuance to participants under the 2008 RSU Plan. The 2008 RSU Plan will terminate ten (10) years from December 3, 2008, unless terminated sooner by the Board of Directors. After the 2008 RSU Plan is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with the Plan and their applicable terms and conditions.

The shares of common stock to be delivered upon the vesting of an award of RSUs have been registered under the Securities Act, pursuant to a registration statement filed on Form S-8 by the Company on June 16, 2010. The grant of RSUs is personal to the recipient and is not transferable. Once received, shares of common stock issuable upon the vesting of the RSUs are freely transferable subject to any requirements of Section 16(b) of the Exchange Act. Under the 2008 RSU Plan, the Compensation Committee also has the power and authority to establish and implement an exchange program that would permit the Company to offer holders of awards issued under prior shareholder approved compensation plans to exchange certain options for new RSUs on terms and conditions to be set by the Committee. The exchange program is designed to increase the retention and motivational value of awards granted under prior plans. In addition, by exchanging options for RSUs, the Company will reduce the number of shares of common stock subject to equity awards, thereby reducing potential dilution to stockholders in the event of significant increases in the value of its common stock.

Pursuant to an exchange offer authorized by the Compensation Committee, a total of 2,564 RSUs were issued to four holders of Non-Employee Director stock options in exchange for a total of 12,000 stock options which were surrendered to the Company on June 30, 2010. The number of RSUs issued was determined by multiplying the number of options that were surrendered by the difference between the exercise price of the options surrendered ($12.00) and the closing price of the Company's common stock on June 30, 2010 of $15.26, with that product divided by the closing price of the common stock on June 30, 2010. The 2,564 RSUs issued pursuant to that exchange offer vest on October 1, 2010.


The InterGroup Corporation 2010 Omnibus Employee Incentive Plan

On February 24, 2010, the shareholders of the Company approved The InterGroup Corporation 2010 Omnibus Employee Incentive Plan (the "2010 Incentive Plan"), which was formally adopted by the Board of Directors following the annual meeting of shareholders. The 2010 Incentive Plan authorizes a total of up to 200,000 shares of common stock to be issued as equity compensation to officers and employees of the Company in an amount and in a manner to be determined by the Compensation Committee in accordance with the terms of the Plan. The 2010 Incentive Plan authorizes the awards of several types of equity compensation including stock options, stock appreciation rights, performance awards and other stock based compensation. The 2010 Incentive Plan will expire on February 23, 2020, if not terminated sooner by the Board of Directors upon recommendation of the Compensation Committee. Any awards issued under the Plan will expire under the terms of the grant agreement.

The shares of common stock to be issued under the 2010 Incentive Plan have been registered under the Securities Act, pursuant to a registration statement filed on Form S-8 by the Company on June 16, 2010. Once received, shares of common stock issued under the Plan will be freely transferable subject to any requirements of Section 16(b) of the Exchange Act.

On March 16, 2010, the Compensation Committee authorized the grant of 100,000 stock options to the Company's Chairman, President and Chief Executive, John V. Winfield to purchase up to 100,000 shares of the Company's common stock pursuant to the 2010 Incentive Plan. The exercise price of the options is $10.30, which equals 100% of the fair market value of the Company's Common Stock as determined by reference to the closing price of the Company's Common Stock as reported on the NASDAQ Capital Market on March 16, 2010, the date of grant. The options expire ten years from the date of grant, unless earlier terminated in accordance with the terms of the 2010 Plan. The options shall be subject to both time and performance based vesting requirements, each of which must be satisfied before options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 20,000 options vesting upon each one year anniversary of the date of grant. Pursuant to the performance vesting requirements, the options vest in increments of 20,000 shares upon each increase of $2.00 or more in the market price of the Company's common stock above the exercise price ($10.30) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter.

On March 16, 2010, the Compensation Committee also authorized a grant of 5,000 stock options to the Company's Vice President Real Estate, David C. Gonzalez, to purchase up to 5,000 shares of the Company's common stock pursuant to the 2010 Incentive Plan. The exercise price of the options is $10.30 and the options expire ten years from the date of grant, unless earlier terminated in accordance with the terms of the 2010 Plan. The options vest as follows: March 16, 2011 - 2,500 shares; and March 16, 2012 - 2,500 shares.


Change in Controls Provisions in Equity Compensation Plans.

Under the Company's 2008 RSU Plan and its 2010 Incentive Plan, RSUs, stock options and other incentive awards may vest upon a change in control of the Company in accordance with their respective grant agreements. Outstanding unvested RSUs issued to the Company's CEO and to its Directors will immediately vest upon a change in control. Outstanding stock options issued to the Company's CEO and to its Vice President of Real Estate will also immediately vest and become exercisable upon a change in control. Except for the foregoing, there are no employment contracts between the Company and its Officers or Directors or any change in control arrangements.

Compensation of Directors

Each non-employee director receives an annual cash retainer in the amount of $16,000, to be paid in equal quarterly payments. With the exception of members of the Audit Committee, non-employee directors will not receive any additional fees for attending Board or Committee meetings, but will be entitled to reimbursement of their reasonable expenses to attend such meetings. Members of the Audit Committee are paid a fee of $1,000 per quarter, with the Chair of that Committee to receive $1,500 per quarter. As an executive officer, the Company's Chairman has elected to forego his annual board fees.

Non-employee directors are also eligible for grants of equity compensation under the Company's 2007 Stock Plan and 2008 RSU Plan. Pursuant to the 2007 Stock Plan, each non-employee director is entitled to an annual grant of a number of shares of Common Stock of the Company equal in value to $18,000 based on the fair market value of the Common Stock on the date of grant. Non-employee directors may also be eligible to participate in exchange offers as may be authorized by the Compensation Committee under the 2008 RSU Plan to exchange previously issued stock options for RSUs.

The following table sets forth the compensation paid to directors for the fiscal year ended June 30, 2010:


                        DIRECTOR COMPENSATION

                        Fees
                       Earned
                       or Paid        Stock        All Other
     Name             in Cash(1)      Awards      Compensation      Total
-----------------     ---------     ----------    ------------     -------

Josef A. Grunwald     $22,000(2)    $37,335(6)              -      $ 59,335

Gary N. Jacobs        $16,000       $36,053(7)              -      $ 52,053

John C. Love          $66,000(3)    $36,053(8)              -      $102,053

William J. Nance      $68,000(4)    $44,542(9)              -      $112,542

John V. Winfield(5)         -             -                 -             -
--------------

(1) Amounts shown include board retainer fees, committee fees and meeting fees.

(2) Mr. Grunwald also serves as a director of the Company's subsidiary, Portsmouth. This amount includes $6,000 in regular board fees paid to Mr. Grunwald by Portsmouth.

(3) Mr. Love also serves as a director of the Company's subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight its Hotel asset.

(4) Mr. Nance also serves as a director of the Company's subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight its Hotel asset.

(5) As Chief Executive Officer, the Company's Chairman, John V. Winfield, was not paid any board, committee or meetings fees. Mr. Winfield did receive a total of $12,000 in regular board fees from the Company's subsidiaries, which is reported on the Summary Compensation Table.

(6) Dollar amounts shown reflect the following: fair market value of $18,000 for 1,501 shares of common stock issued on July 1, 2009 pursuant to the Company's 2007 Stock Plan; fair market value of $9,555 for 955 shares of common stock issued on January 7, 2010 upon the vesting of 955 RSUs issued pursuant to the 2008 RSU Plan; and $9,780 equaling the dollar amount realized upon the exercise of 3,000 stock options on June 30, 2010, based on difference between the exercise price ($12.00) and the market price of the Company's stock on that date of $15.26. As of June 30, 2010, Mr. Grunwald also had an aggregate of 14,400 vested stock options outstanding.

(7) Dollar amounts shown reflect the following: fair market value of $18,000 for 1,501 shares of common stock issued on July 1, 2009 pursuant to the Company's 2007 Stock Plan; fair market value of $8,498 for 969 shares of common stock issued on August 19, 2009 upon the vesting of 969 RSUs issued pursuant to the 2008 RSU Plan; and fair market value of $9,555 for 955 shares of common stock issued on January 7, 2010 upon the vesting of 955 RSUs issued pursuant to the 2008 RSU Plan. As of June 30, 2010, Mr. Jacobs also had an aggregate of 14,400 vested stock options outstanding and 641 RSUs that did not vest until October 1, 2010.

(8) Dollar amounts shown reflect the following: fair market value of $18,000 for 1,501 shares of common stock issued on July 1, 2009 pursuant to the Company's 2007 Stock Plan; fair market value of $8,498 for 969 shares of common stock issued on August 19, 2009 upon the vesting of 969 RSUs issued pursuant to the 2008 RSU Plan; and fair market value of $9,555 for 955 shares of common stock issued on January 7, 2010 upon the vesting of 955 RSUs issued pursuant to the 2008 RSU Plan. As of June 30, 2010, Mr. Love also had an aggregate of 14,400 vested stock options outstanding and 641 RSUs that did not vest until October 1, 2010.

(9) Dollar amounts shown reflect the following: fair market value of $18,000 for 1,501 shares of common stock issued on July 1, 2009 pursuant to the Company's 2007 Stock Plan; fair market value of $16,987 for 1,937 shares of common stock issued on August 19, 2009 upon the vesting of 1,937 RSUs issued pursuant to the 2008 RSU Plan; and fair market value of $9,555 for 955 shares of common stock issued on January 7, 2010 upon the vesting of 955 RSUs issued pursuant to the 2008 RSU Plan. As of June 30, 2010, Mr. Nance also had an aggregate of 14,400 vested stock options outstanding and 641 RSUs that did not vest until October 1, 2010.


Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors or any change in control arrangements.


       COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2010 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 11, 2011, certain information with respect to the beneficial ownership of Common Stock of the Company by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.


Name and Address of           Amount and Nature
Beneficial Owner (1)         of Beneficial Owner(2)     Percentage(3)
--------------------        ----------------------     -------------

John V. Winfield                1,458,581                   60.2%

Josef A. Grunwald                 120,223(4)                 5.3%

William J. Nance                   57,737(5)                 2.4%

Gary N. Jacobs                     25,747(6)                 1.1%

John C. Love                       22,372(7)                 0.9%

David C. Gonzalez                  30,750(5)                 1.3%

Michael G. Zybala                       0                      *

David T. Nguyen                       120                      *

All Directors and
Executive Officers as a
Group (8 persons)               1,725,530                   69.2%
------------------
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated the address for the persons listed is: 10940 Wilshire Blvd., Suite 2150, Los Angeles, California 90024.

(2) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Percentages are calculated on the basis of 2,424,164 shares of Common Stock outstanding at January 11, 2011, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(4) Includes 14,400 shares that Mr. Grunwald has a right to acquire pursuant to vested stock options.

(5) Includes 14,400 shares that Mr. Nance has a right to acquire pursuant to vested stock options.

(6) Includes 14,400 shares that Mr. Jacobs has a right to acquire pursuant to vested stock options. Other than his options, and any unvested RSUs, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(7) Includes 14,400 shares that Mr. Love has a right to acquire pursuant to vested stock options.

(8) Includes 15,000 shares which Mr. Gonzalez has the right to acquire pursuant to vested stock options.

As of January 11, 2011 the number of holders of record of the Company's Common Stock was approximately 535. Such number of owners was determined from the Company's shareholders records and does not include beneficial owners of the Company's Common Stock whose shares are held in names of various brokers, clearing agencies or other nominees. Including beneficial holders, there are approximately 950 shareholders of the Company's Common Stock.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 4, 1998, the Administrative and Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2010 and 2009, the Company paid annual premiums in the amount of approximately $85,000 for the split dollar insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company's Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote his 4.0% interest in the outstanding shares of the Santa Fe common stock.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest.

The Company, its subsidiary Santa Fe and Santa Fe's subsidiary, Portsmouth, have established performance based compensation programs for Mr. Winfield's management of the securities portfolios of those companies. The performance based compensation program was approved by the disinterested members of the respective Boards of Directors of the Company and its subsidiaries. No performance bonus compensation was paid to Mr. Winfield for the fiscal years ended June 30, 2010 and 2009.

Director Independence

InterGroup's common stock is listed on the NASDAQ Capital Market tier of the NASDAQ Stock Market LLC ("NASDAQ"). InterGroup is a Smaller Reporting Company under the rules and regulations of the SEC. The Board of Directors of InterGroup currently consists of five members. With the exception of the Company's President and CEO, John V. Winfield, all of InterGroup's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. There are no members of the Company's compensation, nominating or audit committees that do not meet those independence standards.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
   GARY N. JACOBS AND WILLIAM J. NANCE AS CLASS B DIRECTORS OF THE COMPANY.

                                 PROPOSAL NO. 2

                       RATIFICATION OF THE APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Burr Pilger Mayer, Inc. ("BPM", formerly Burr, Pilger & Mayer LLP) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011. BPM has served as the Company's independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

We expect that a representative of Burr Pilger Mayer, Inc. will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.


THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                         AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent registered public accounting firm; review and appraise the audit efforts of the Company's independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2010, the Company retained Burr Pilger Mayer, Inc. ("BPM") as its independent registered public accounting firm to provide audit and audit related services. All fees and expenses paid to BPM were approved by the Audit Committee.

The Audit Committee reviewed and discussed the audited financial statements with management and BPM, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with BPM also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding "Communication with Audit Committees."

The Audit Committee has also received the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, which was also discussed with BPM.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and BPM referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010 for filing with the Securities and Exchange Commission.

                            THE AUDIT COMMITTEE:
                        WILLIAM J. NANCE, CHAIRPERSON
                                JOHN C. LOVE
                             JOSEF A. GRUNWALD

Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2010 and 2009 for professional services rendered by Burr Pilger Mayer, Inc., the independent registered public accounting firm for the audit of the Company's (including its consolidated subsidiaries) annual financial statements and review of financial statements included in the Company's Form 10-Q reports or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

                                              Fiscal Year
                                       -------------------------
                                         2010             2009
                                       --------         --------
             Audit Fees(1)             $329,000         $303,000
             Audit Related Fees(2)        3,000           20,000
               Tax Fees                       -                -
               All Other Fees                 -                -
                                       --------         --------
                   TOTAL:              $332,000         $323,000
                                       ========         ========

(1) Includes approved out-of-pocket costs.
(2) For fiscal 2010, fees were for review of S-8 Registration Statement and procedures for issuance of related consent. For fiscal 2009, fees were for review of SEC comment letters, restatements of financial statements and related Form 8-K reports.


Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the principal auditor's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal auditor's full-time permanent employees.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
      THE RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                PROPOSAL NO. 3

                  NON-BINDING VOTE ON EXECUTIVE COMPENSATION


In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which was added by the Dodd-Frank Wall Street and Consumer Protection Act (the "Dodd Frank Act") and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers as disclosed on pages 6 to 11. The text of the resolution in respect of Proposal No. 3 is as follows:

      "Resolved, that the shareholders approve, in a non-binding vote, the compensation of the Company's named executive officers as disclosed on Pages 6 to 11 in the Proxy Statement relating to the Company's Fiscal 2010 Annual Meeting to be held on February 23, 2011."

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
       THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

                             PROPOSAL NO. 4

              NON-BINDING VOTE ON THE FREQUENCY OF SHAREHOLDER
                      VOTES ON EXECUTIVE COMPENSATION


In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which was added by the Dodd-Frank Wall Street and Consumer Protection Act (the "Dodd Frank Act") and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to recommend, in a non-binding vote, whether a non-binding shareholder vote to approve the compensation of our named executive officers (that is similar to the non-binding vote in Proposal 3) should occur every one, two or three years. The text of the resolution with respect of Proposal 4 is as follows:

      "Resolved, that the shareholders recommend, in a non-binding vote, whether a non-binding shareholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years"

In considering their vote, shareholders may wish to review the information presented in connection with Proposal 3 and the information on the Company's compensation policies and decisions regarding named executive officers as disclosed on pages 6 to 11. In addition, shareholders should note the following:

     * A triennial policy would permit shareholders and directors to evaluate the effects of our compensation program on long-term performance and would help align "say on pay" with the goal of avoiding short-term focus in corporate governance and executive pay arrangements.

     * In addition, the triennial approach would allow shareholders to engage in a more thoughtful analysis and voting by providing more time between votes to gage executive officer performance.

For these reasons, we believe that a three-year time horizon is appropriate in order to provide shareholders with a more comprehensive view of whether or named executive officer compensation programs are achieving their objectives.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "THREE YEARS" WITH RESPECT TO HOW FREQUENTLY A NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS SHOULD OCCUR.

                                OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.


                           SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2011 Annual Meeting of Shareholders will be held on or around February 22, 2012. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2011 Annual Meeting must be received by the Company no later than October 22, 2011. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.


                       ANNUAL REPORT ON FORM 10-K

The Company's Annual Report for the fiscal year ended June 30, 2010 accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Form 10-K for the fiscal year ended June 30, 2010, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. Such requests must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on January 11, 2011. The Company's Form 10-K and other public filings are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).


                                       By Resolution of the Board of Directors

                                       THE INTERGROUP CORPORATION

                                       Gary N. Jacobs
                                       Secretary
Dated:  Los Angeles, California
January 21, 2011

                                 APPENDIX A

                        THE INTERGROUP CORPORATION
                          AUDIT COMMITTEE CHARTER
                     (As Amended on January 13, 2011)

Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the Company's independent registered public accounting firm is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the independent registered public accounting firm and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of at least three (3) "independent" directors that meet the composition requirements as defined by the rules of the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market LLC ("NASDAQ") as may be modified and supplemented from time to time. Accordingly, all of the members of the Committee will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.  Are not affiliates of the Company;

3. Do not receive any compensation from the Company other than in the capacity as director; and

4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will qualify as an audit committee financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the Company's independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the Company's independent registered public accounting firm and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Company's independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's independent registered public accounting firm is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the Company's independent registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with the Company's independent registered public accounting firm all matters required to be discussed by Statement on Auditing Standards ("SAS") No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding "Communication with Audit Committees."

     2. As a whole, or through the Committee chair, the Committee shall review with the Company's independent registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 114 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-Q or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the Company's independent registered public accounting firm annually written disclosures and a letter required by applicable requirements of the Public Company
     Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence.

     (b) discuss with the Company's independent registered public accounting firm any disclosed relationships or services which may impact that firm's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the Company's independent registered public accounting firm's report to satisfy itself of that firm's independence.

     5. The Committee shall have the sole authority to appoint or replace the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the Company's independent registered public accounting firm (including resolution of disagreements between management and the Company's independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accounting firm shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A
(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the Company's independent registered public accounting firm:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting.

     (c) Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the Company's independent registered public accounting firm, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     10. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     11. Establish regular and separate systems of reporting to the Committee by each of management, the independent registered public accounting firm, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of the financial statements.

     14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     15. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     16. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     17. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

                             FORM OF PROXY

                         THE INTERGROUP CORPORATION
          This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby (a) acknowledges receipt of the Notice of Annual
Meeting of Shareholders of The InterGroup Corporation to be held on February 23, 2011 at 2:30 P.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 and the Proxy Statement in connection therewith each dated January 21, 2011; (b) appoints John V. Winfield and Gary
N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on January 11, 2011 at the Annual Meeting of Shareholders to be held on February 23, 2011 or at any adjournment thereof.


                   (Continued and to be signed on reverse side)

                        Annual Meeting of Shareholders Of
                          THE INTERGROUP CORPORATION

                               FEBRUARY 23, 2011

                NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               The Notice of Meeting, Proxy Statement and Proxy Card
                 are available at www.intergroupcorporation.com

                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                 as possible.


    Please detach along perforated line and mail in the envelope provided.
----------------------------------------------------------------------------

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here [x]

1. Election of Class B Directors

[ ] FOR THE NOMINEES          Nominees:
                              ( ) Gary N. Jacobs
                              ( ) William J. Nance

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here (x).

2.  PROPOSAL TO APPROVE THE RETENTION             FOR       AGAINST   ABSTAIN
    OF BURR PILGER MAYER, INC. AS                 [ ]         [ ]       [ ]
    AS THE COMPANY'S INDEPENDENT REGISTERED
    PUBLIC ACCOUNTANT.

3.  PROPOSAL TO APPROVE BY NON-BINDING VOTE,      FOR       AGAINST   ABSTAIN
    THE COMPENSATION OF THE NAMED EXECUTIVE       [ ]         [ ]       [ ]
    OFFICERS.

The Board of Directors recommends you vote "3 Years" on the following proposal.

4.  PROPOSAL TO RECOMMEND, BY NON-BINDING     1 year  2 years  3 years  ABSTAIN
    VOTE, THE FREQUENCY OF SHAREHOLDER VOTES    [ ]     [ ]      [ ]      [ ]
    ON NAMED EXECUTIVE OFFICER COMPENSATION.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3 and "3 Years" with respect to proposal 4.

To change the address on your account, please check the box at the right
and indicate your new address in the address space above. Please note     [ ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________   Date: ____________

Signature of Shareholder _____________________   Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held by jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.